                      METROPOLITAN LIFE INSURANCE COMPANY

         UL II -- FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES


                        Supplement Dated May 1, 2015 to


             Prospectus Dated April 30, 1993 as previously amended

This supplement updates certain information contained in your last prospectus, as annually and periodically supplemented. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543. New UL II Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the available investment divisions of the Metropolitan Life Separate Account UL. Each available investment division, in turn, invests in the shares of one of the following Portfolios:

AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 2)
     American Funds Bond Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST (CLASS A)
     Clarion Global Real Estate Portfolio
     ClearBridge Aggressive Growth Portfolio
     Harris Oakmark International Portfolio
     Invesco Mid Cap Value Portfolio
     Invesco Small Cap Growth Portfolio
     Lord Abbett Bond Debenture Portfolio
     MetLife Asset Allocation 100 Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     SSGA Growth and Income ETF Portfolio
     SSGA Growth ETF Portfolio
     T. Rowe Price Mid Cap Growth Portfolio
     WMC Large Cap Research Portfolio

METROPOLITAN SERIES FUND (CLASS A)
     Baillie Gifford International Stock Portfolio
     Barclays Aggregate Bond Index Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     BlackRock Money Market Portfolio
     Frontier Mid Cap Growth Portfolio
     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     Met/Artisan Mid Cap Value Portfolio
     MetLife Asset Allocation 20 Portfolio
     MetLife Asset Allocation 40 Portfolio
     MetLife Asset Allocation 60 Portfolio
     MetLife Asset Allocation 80 Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio Western Asset Management U.S. Government Portfolio
     WMC Balanced Portfolio
     WMC Core Equity Opportunities Portfolio

The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios. YOU CAN OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING 1-800-638-5000.

SENDING COMMUNICATIONS AND PAYMENTS TO US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; -changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests -(including elections with respect to the automated investment strategies) or changing your premium allocations. As of the date of this prospectus, requests for partial withdrawals and Policy loans must be in writing. However, you should contact us at 1-800-MET-5000 for our current procedures. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for information on where to direct communication regarding any function not listed below or for any other inquiry.


                   FUNCTION                                DESIGNATED OFFICE ADDRESS
 Premium Payments                               MetLife, P.O. Box 371351, Pittsburgh, PA
                                                15250-7351
 Payment Inquiries                              MetLife, P.O. Box 354, Warwick, RI 02887-0354
 Surrenders, Withdrawals, Loans, Investment     MetLife, P.O. Box 543, Warwick, RI 02887-0543
  Division Transfers, Premium Reallocation
 Death Claims                                   MetLife, P.O. Box 353, Warwick, RI 02887-0353
 Beneficiary & Ownership                        MetLife, P.O. Box 313, Warwick, RI 02887-0313
 Address Changes                                MetLife, 500 Schoolhouse Road, Johnstown, PA
                                                15904
                                                Attn: Data Integrity


If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



FEE TABLES

The following replaces the section entitled "Annual Portfolio Operating
Expenses".

ANNUAL PORTFOLIO OPERATING EXPENSES

The following tables describe the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2014. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Portfolios. Certain Portfolios may impose a redemption fee in the future.

The next table describes the annual operating expenses for each Portfolio for the year ended December 31, 2014, as a percentage of the Portfolio's average daily net assets for the year (before and after fee waivers and expense reimbursements).


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                   MINIMUM     MAXIMUM
 TOTAL ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)                    0.27%       1.03%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                                           ACQUIRED
                                                 DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                               FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
 American Funds Bond Fund             0.37%     0.25%            0.02%      --         0.64%       --              0.64%
 American Funds Global Small
  Capitalization Fund                 0.70%     0.25%            0.04%      --         0.99%       --              0.99%
 American Funds Growth Fund           0.33%     0.25%            0.02%      --         0.60%       --              0.60%
 American Funds Growth-Income
  Fund                                0.27%     0.25%            0.02%      --         0.54%       --              0.54%
 MET INVESTORS SERIES TRUST --
  CLASS A
 Clarion Global Real Estate
  Portfolio                           0.59%     --               0.05%      --         0.64%       --              0.64%
 ClearBridge Aggressive Growth
  Portfolio                           0.55%     --               0.02%      --         0.57%     0.01%             0.56%
 Harris Oakmark International
  Portfolio                           0.77%     --               0.06%      --         0.83%     0.02%             0.81%
 Invesco Mid Cap Value Portfolio      0.64%     --               0.05%    0.04%        0.73%     0.02%             0.71%
 Invesco Small Cap Growth
  Portfolio                           0.84%     --               0.03%      --         0.87%     0.01%             0.86%
 Lord Abbett Bond Debenture
  Portfolio                           0.51%     --               0.04%      --         0.55%     0.01%             0.54%
 MetLife Asset Allocation 100
  Portfolio                           0.07%     --               0.01%    0.68%        0.76%       --              0.76%
 MFS(R) Research International
  Portfolio                           0.69%     --               0.07%      --         0.76%     0.06%             0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio                           0.64%     --               0.05%      --         0.69%     0.01%             0.68%
 Oppenheimer Global Equity
  Portfolio                           0.66%     --               0.08%      --         0.74%     0.06%             0.68%

                                                                           ACQUIRED
                                                 DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                               FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 PIMCO Inflation Protected Bond
  Portfolio                           0.47%          --        0.09%        --         0.56%     0.01%             0.55%
 PIMCO Total Return Portfolio         0.48%          --        0.03%        --         0.51%     0.04%             0.47%
 SSGA Growth and Income ETF
  Portfolio                           0.30%          --        0.01%      0.22%        0.53%       --              0.53%
 SSGA Growth ETF Portfolio            0.31%          --        0.03%      0.24%        0.58%       --              0.58%
 T. Rowe Price Mid Cap Growth
  Portfolio                           0.75%          --        0.03%        --         0.78%       --              0.78%
 WMC Large Cap Research
  Portfolio                           0.57%          --        0.03%        --         0.60%     0.05%             0.55%
 METROPOLITAN SERIES FUND --
  CLASS A
 Baillie Gifford International
  Stock Portfolio                     0.79%          --        0.08%        --         0.87%     0.12%             0.75%
 Barclays Aggregate Bond Index
  Portfolio                           0.25%          --        0.03%        --         0.28%     0.00%             0.28%
 BlackRock Bond Income
  Portfolio                           0.32%          --        0.03%        --         0.35%     0.00%             0.35%
 BlackRock Capital Appreciation
  Portfolio                           0.69%          --        0.02%        --         0.71%     0.06%             0.65%
 BlackRock Large Cap Value
  Portfolio                           0.63%          --        0.02%        --         0.65%     0.03%             0.62%
 BlackRock Money Market
  Portfolio                           0.34%          --        0.03%        --         0.37%     0.02%             0.35%
 Frontier Mid Cap Growth
  Portfolio                           0.71%          --        0.05%        --         0.76%     0.01%             0.75%
 Jennison Growth Portfolio            0.59%          --        0.03%        --         0.62%     0.08%             0.54%
 Loomis Sayles Small Cap Core
  Portfolio                           0.90%          --        0.06%      0.07%        1.03%     0.08%             0.95%
 Loomis Sayles Small Cap Growth
  Portfolio                           0.90%          --        0.05%        --         0.95%     0.09%             0.86%
 Met/Artisan Mid Cap Value
  Portfolio                           0.81%          --        0.03%        --         0.84%       --              0.84%
 MetLife Asset Allocation 20
  Portfolio                           0.09%          --        0.03%      0.52%        0.64%     0.02%             0.62%
 MetLife Asset Allocation 40
  Portfolio                           0.06%          --          --       0.56%        0.62%       --              0.62%
 MetLife Asset Allocation 60
  Portfolio                           0.05%          --          --       0.60%        0.65%       --              0.65%
 MetLife Asset Allocation 80
  Portfolio                           0.05%          --        0.01%      0.65%        0.71%       --              0.71%
 MetLife Mid Cap Stock Index
  Portfolio                           0.25%          --        0.05%      0.01%        0.31%     0.00%             0.31%
 MetLife Stock Index Portfolio        0.25%          --        0.02%        --         0.27%     0.01%             0.26%
 MFS(R) Total Return Portfolio        0.55%          --        0.05%        --         0.60%       --              0.60%
 MFS(R) Value Portfolio               0.70%          --        0.02%        --         0.72%     0.14%             0.58%
 MSCI EAFE(R) Index Portfolio         0.30%          --        0.10%      0.01%        0.41%     0.00%             0.41%
 Neuberger Berman Genesis
  Portfolio                           0.80%          --        0.03%        --         0.83%     0.00%             0.83%
 Russell 2000(R) Index Portfolio      0.25%          --        0.07%      0.05%        0.37%     0.01%             0.36%

                                                                         ACQUIRED
                                               DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                  MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                             FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 T. Rowe Price Large Cap Growth
  Portfolio                         0.60%          --          0.03%       --        0.63%     0.02%             0.61%
 T. Rowe Price Small Cap Growth
  Portfolio                         0.47%          --          0.04%       --        0.51%       --              0.51%
 Western Asset Management
  Strategic Bond Opportunities
  Portfolio                         0.59%          --          0.06%       --        0.65%     0.04%             0.61%
 Western Asset Management
  U.S. Government Portfolio         0.47%          --          0.02%       --        0.49%     0.01%             0.48%
 WMC Balanced Portfolio             0.46%          --          0.07%       --        0.53%     0.00%             0.53%
 WMC Core Equity Opportunities
  Portfolio                         0.70%          --          0.03%       --        0.73%     0.11%             0.62%


The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

We are waiving the following amount of the Mortality and Expense Risk Charge: an amount equal to the underlying portfolio expenses that are in excess of 0.62% for the investment division investing in the Oppenheimer Global Equity Portfolio (Class A).

The fee and expense information regarding the Portfolios was provided by those Portfolios. The American Funds Insurance Series is not affiliated with MetLife.



THE FUNDS AND THEIR PORTFOLIOS

The following replaces the section entitled "Management of the Portfolios".


MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:


                     PORTFOLIO                              INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
 AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Bond Fund                            Seeks as high a level of current     Capital Research and
                                                     income as is consistent with the     Management Company
                                                     preservation of capital.
 American Funds Global Small Capitalization Fund     Seeks long-term growth of            Capital Research and
                                                     capital.                             Management Company

                 PORTFOLIO                            INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
 American Funds Growth Fund                   Seeks growth of capital.              Capital Research and
                                                                                    Management Company
 American Funds Growth-Income Fund            Seeks long-term growth of capital     Capital Research and
                                              and income.                           Management Company
 MET INVESTORS SERIES TRUST -- CLASS A
 Clarion Global Real Estate Portfolio         Seeks total return through            MetLife Advisers, LLC
                                              investment in real estate             Subadviser: CBRE Clarion
                                              securities, emphasizing both          Securities LLC
                                              capital appreciation and current
                                              income.
 ClearBridge Aggressive Growth Portfolio      Seeks capital appreciation.           MetLife Advisers, LLC
                                                                                    Subadviser: ClearBridge
                                                                                    Investments, LLC
 Harris Oakmark International Portfolio       Seeks long-term capital               MetLife Advisers, LLC
                                              appreciation.                         Subadviser: Harris Associates
                                                                                    L.P.
 Invesco Mid Cap Value Portfolio              Seeks high total return by            MetLife Advisers, LLC
                                              investing in equity securities of     Subadviser: Invesco Advisers,
                                              mid-sized companies.                  Inc.
 Invesco Small Cap Growth Portfolio           Seeks long-term growth of             MetLife Advisers, LLC
                                              capital.                              Subadviser: Invesco Advisers,
                                                                                    Inc.
 Lord Abbett Bond Debenture Portfolio         Seeks high current income and         MetLife Advisers, LLC
                                              the opportunity for capital           Subadviser: Lord, Abbett & Co.
                                              appreciation to produce a high        LLC
                                              total return.
 MetLife Asset Allocation 100 Portfolio       Seeks growth of capital.              MetLife Advisers, LLC
 MFS(R) Research International Portfolio      Seeks capital appreciation.           MetLife Advisers, LLC
                                                                                    Subadviser: Massachusetts
                                                                                    Financial Services Company
 Morgan Stanley Mid Cap Growth Portfolio      Seeks capital appreciation.           MetLife Advisers, LLC
                                                                                    Subadviser: Morgan Stanley
                                                                                    Investment Management Inc.
 Oppenheimer Global Equity Portfolio          Seeks capital appreciation.           MetLife Advisers, LLC
                                                                                    Subadviser: OppenheimerFunds,
                                                                                    Inc.
 PIMCO Inflation Protected Bond Portfolio     Seeks maximum real return,            MetLife Advisers, LLC
                                              consistent with preservation of       Subadviser: Pacific Investment
                                              capital and prudent investment        Management Company LLC
                                              management.
 PIMCO Total Return Portfolio                 Seeks maximum total return,           MetLife Advisers, LLC
                                              consistent with the preservation      Subadviser: Pacific Investment
                                              of capital and prudent investment     Management Company LLC
                                              management.
 SSGA Growth and Income ETF Portfolio         Seeks growth of capital and           MetLife Advisers, LLC
                                              income.                               Subadviser: SSGA Funds
                                                                                    Management, Inc.
 SSGA Growth ETF Portfolio                    Seeks growth of capital.              MetLife Advisers, LLC
                                                                                    Subadviser: SSGA Funds
                                                                                    Management, Inc.
 T. Rowe Price Mid Cap Growth Portfolio       Seeks long-term growth of             MetLife Advisers, LLC
                                              capital.                              Subadviser: T. Rowe Price
                                                                                    Associates, Inc.
 WMC Large Cap Research Portfolio             Seeks long-term capital               MetLife Advisers, LLC
                                              appreciation.                         Subadviser: Wellington
                                                                                    Management Company LLP
 METROPOLITAN SERIES FUND -- CLASS A

                    PORTFOLIO                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 Baillie Gifford International Stock Portfolio     Seeks long-term growth of              MetLife Advisers, LLC
                                                   capital.                               Subadviser: Baillie Gifford
                                                                                          Overseas Limited
 Barclays Aggregate Bond Index Portfolio           Seeks to track the performance of      MetLife Advisers, LLC
                                                   the Barclays U.S. Aggregate            Subadviser: MetLife Investment
                                                   Bond Index.                            Management, LLC
 BlackRock Bond Income Portfolio                   Seeks a competitive total return       MetLife Advisers, LLC
                                                   primarily from investing in            Subadviser: BlackRock Advisors,
                                                   fixed-income securities.               LLC
 BlackRock Capital Appreciation Portfolio          Seeks long-term growth of              MetLife Advisers, LLC
                                                   capital.                               Subadviser: BlackRock Advisors,
                                                                                          LLC
 BlackRock Large Cap Value Portfolio               Seeks long-term growth of              MetLife Advisers, LLC
                                                   capital.                               Subadviser: BlackRock Advisors,
                                                                                          LLC
 BlackRock Money Market Portfolio-                 Seeks a high level of current          MetLife Advisers, LLC
                                                   income consistent with                 Subadviser: BlackRock Advisors,
                                                   preservation of capital.               LLC
 Frontier Mid Cap Growth Portfolio                 Seeks maximum capital                  MetLife Advisers, LLC
                                                   appreciation.                          Subadviser: Frontier Capital
                                                                                          Management Company, LLC
 Jennison Growth Portfolio                         Seeks long-term growth of              MetLife Advisers, LLC
                                                   capital.                               Subadviser: Jennison Associates
                                                                                          LLC
 Loomis Sayles Small Cap Core Portfolio            Seeks long-term capital growth         MetLife Advisers, LLC
                                                   from investments in common             Subadviser: Loomis, Sayles &
                                                   stocks or other equity securities.     Company, L.P.
 Loomis Sayles Small Cap Growth Portfolio          Seeks long-term capital growth.        MetLife Advisers, LLC
                                                                                          Subadviser: Loomis, Sayles &
                                                                                          Company, L.P.
 Met/Artisan Mid Cap Value Portfolio               Seeks long-term capital growth.        MetLife Advisers, LLC
                                                                                          Subadviser: Artisan Partners
                                                                                          Limited Partnership
 MetLife Asset Allocation 20 Portfolio             Seeks a high level of current          MetLife Advisers, LLC
                                                   income, with growth of capital as
                                                   a secondary objective.
 MetLife Asset Allocation 40 Portfolio             Seeks high total return in the         MetLife Advisers, LLC
                                                   form of income and growth of
                                                   capital, with a greater emphasis
                                                   on income.
 MetLife Asset Allocation 60 Portfolio             Seeks a balance between a high         MetLife Advisers, LLC
                                                   level of current income and
                                                   growth of capital, with a greater
                                                   emphasis on growth of capital.
 MetLife Asset Allocation 80 Portfolio             Seeks growth of capital.               MetLife Advisers, LLC
 MetLife Mid Cap Stock Index Portfolio             Seeks to track the performance of      MetLife Advisers, LLC
                                                   the Standard & Poor's MidCap           Subadviser: MetLife Investment
                                                   400(R) Composite Stock Price           Management, LLC
                                                   Index.
 MetLife Stock Index Portfolio                     Seeks to track the performance of      MetLife Advisers, LLC
                                                   the Standard & Poor's 500(R)           Subadviser: MetLife Investment
                                                   Composite Stock Price Index.           Management, LLC
 MFS(R) Total Return Portfolio                     Seeks a favorable total return         MetLife Advisers, LLC
                                                   through investment in a                Subadviser: Massachusetts
                                                   diversified portfolio.                 Financial Services Company
 MFS(R) Value Portfolio                            Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                          Subadviser: Massachusetts
                                                                                          Financial Services Company

                 PORTFOLIO                             INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 MSCI EAFE(R) Index Portfolio                 Seeks to track the performance of        MetLife Advisers, LLC
                                              the MSCI EAFE(R) Index.                  Subadviser: MetLife Investment
                                                                                       Management, LLC
 Neuberger Berman Genesis Portfolio           Seeks high total return, consisting      MetLife Advisers, LLC
                                              principally of capital appreciation.     Subadviser: Neuberger Berman
                                                                                       Management LLC
 Russell 2000(R) Index Portfolio              Seeks to track the performance of        MetLife Advisers, LLC
                                              the Russell 2000(R) Index.               Subadviser: MetLife Investment
                                                                                       Management, LLC
 T. Rowe Price Large Cap Growth Portfolio     Seeks long-term growth of                MetLife Advisers, LLC
                                              capital.                                 Subadviser: T. Rowe Price
                                                                                       Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                       Subadviser: T. Rowe Price
                                                                                       Associates, Inc.
 Western Asset Management Strategic Bond      Seeks to maximize total return           MetLife Advisers, LLC
  Opportunities Portfolio                     consistent with preservation of          Subadviser: Western Asset
                                              capital.                                 Management Company
 Western Asset Management U.S. Government     Seeks to maximize total return           MetLife Advisers, LLC
  Portfolio                                   consistent with preservation of          Subadviser: Western Asset
                                              capital and maintenance of               Management Company
                                              liquidity.
 WMC Balanced Portfolio                       Seeks long-term capital                  MetLife Advisers, LLC
                                              appreciation with some current           Subadviser: Wellington
                                              income.                                  Management Company LLP
 WMC Core Equity Opportunities Portfolio      Seeks to provide a growing               MetLife Advisers, LLC
                                              stream of income over time and,          Subadviser: Wellington
                                              secondarily, long-term capital           Management Company LLP
                                              appreciation and current income.

1 An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the investment division in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.



FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. The summary does not address state, local or foreign tax issues related to your Policy. Because individual circumstances vary, you should consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


INSURANCE PROCEEDS

o Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

o In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

o The death proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

o If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

o Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.

o The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

o You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.


There may be an indirect tax upon the income in the Policy or the proceeds of the Policy or receive a distribution such as on the Final Date.


SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.


The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


LOANS

o Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates. Loans from or secured by a Policy that is not a modified endowment contract are not subject to the 10% federal income tax penalty.

o Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

o If your Policy terminates (upon surrender, cancellation lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

o The tax consequences of loans outstanding after the 15th Policy year are uncertain.


MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.

If your Policy is considered a modified endowment contract the following applies:

o The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.

o Amounts withdrawn or distributed before the insured's death, including (without limitation) loans, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

o You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 591/2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. -The foregoing exceptions to the 10% -additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.

o If a Policy becomes a modified endowment contract, distributions that occur during the -Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Certificates. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy owner's estate for purposes of the Federal estate tax if the Policy owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or the insured made a gift transfer of the policy within three years of death. If the Policy owner was not the insured, the fair market value of the Policy would be included in the Policy owner's estate upon the Policy owner's death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance -policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance Policy purchase.


BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing a Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

o Possible taxation of cash value transfers.

o Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

o Possible limits on the number of investment funds available or the frequency of transfers among them.

o Possible changes in the tax treatment of Policy benefits and rights.


TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.


THE COMPANY'S INCOME TAXES

Under current federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER INFORMATION

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



FINANCIAL STATEMENTS

The financial statements of the Separate Account and of MetLife are attached to this Supplement. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.